UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2007

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 27, 2007, the Board of Directors (“Board”) of ICO, Inc. (the “Company”) approved amendments to and a restatement of the Company’s Articles of Association, which became effective on November 30, 2007, upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Texas.

The Articles of Incorporation were amended to eliminate the $6.75 Convertible Exchangeable Preferred Stock and the Junior Participating Preferred Stock and to delete all references to either such series.  As a result of these amendments, the 345,000 shares of  Preferred Stock previously designated as the $6.75 Convertible Exchangeable Preferred Stock and the 50,000 shares of Preferred Stock previously designated as the Junior Participating Preferred Stock have now been restored to the status of authorized but unissued shares of Preferred Stock of the Company.

All of the outstanding shares of $6.75 Convertible Exchangeable Preferred Stock were redeemed and canceled by the Company at the close of business on November 5, 2007, and no such shares remained outstanding after such date.  No shares of Junior Participating Preferred Stock were ever issued by the Company.

The full text of the Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report, and is incorporated herein by reference.

On November 27, 2007, the Board also amended Article 8 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to provide for the issuance and transfer of uncertificated shares of its common stock.  This amendment was adopted so that the Company can comply with NASDAQ Marketplace Rule 4350(l), which requires that listed securities be eligible for a Direct Registration Program on and after January 1, 2008.  A Direct Registration Program, such as the one currently administered by The Depositary Trust Company, allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities without the need to transfer physical certificates.

The full text of the Bylaws, as amended, is filed as Exhibit 3.2 to this Current Report, and Article 8 thereof is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits
Exhibit	Description
3.1	Amended and Restated Articles of Incorporation of ICO, Inc.
3.2	Amended and Restated Bylaws of ICO, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: December 3, 2007	By:	/s/ Jon C. Biro
	Name:	Jon C. Biro
	Title:	Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of ICO, Inc.
3.2	Amended and Restated Bylaws of ICO, Inc.